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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) December 22, 1997
                                                       -----------------



                               MEMRY CORPORATION
             (Exact name of registrant as specified in its charter)

     Delaware                       0-14068                  06-1084424
---------------------        ----------------------   ------------------------
  (State or other               (Commission              (I.R.S. Employer
    jurisdiction                File Number)           Identification No.)
  of Incorporation)

                   57 Commerce Drive, Brookfield, CT  06804
           -----------------------------------------------------------
            (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code (203) 740-7311
                                                          --------------

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Item 5. Other Events.
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        Effective December 22, 1997, Memry Corporation extended the expiration dated for a series of 414,525 warrants to purchase shares of Memry Corporation's common stock, $0.01 par value per share, at a price of $5.00 per share from December 15, 1997 to June 15, 1998.













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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           MEMRY CORPORATION




                                           /s/ James G. Binch
                                           ------------------------------------
                                           Name:  James G. Binch
                                           Title: President, CEO, Treasurer and
                                                    Chairman of the Board



Dated: December 30, 1997


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